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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 18, 2003


                                 EUROTECH, LTD.
                                 --------------

             (Exact name of registrant as specified in its charter)


     District of Columbia            000-22129                 33-0662435
----------------------------  ------------------------     -----------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


       8665 Sudley Road, #608
          Manassas, Virginia                                20110-4588
       -----------------------                       -----------------------
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (703) 753-9149

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Eurotech, Ltd. (the "Company") announced on August 20, 2003 that, effective August 18, 2003, Don V. Hahnfeldt, a director and former Chairman of the Board, President and CEO of the Company, resigned from the board of directors of the Company to pursue other interests and as part of the orderly transition from himself to Carey Naddell. As previously announced, Mr. Naddell, a director of the Company since March 2002, was named Chairman of the Board and Chief Operating Officer of the Company on an interim basis on April 2, 2003 and was named Chief Executive Officer and President on July 7, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



AUGUST 20, 2003                             EUROTECH, LTD.


                                            BY: /S/ CAREY NADDELL
                                            ----------------------------------
                                            CAREY NADDELL
                                            PRESIDENT AND CEO